VAALCO ENERGY (USA), INC.
9800 Richmond Ave., Suite 700
Houston, Texas 77042

November 23, 2022

Ronald Bain
Aberdeen
United Kingdom

Via Email

Dear Ronald,

Amendment to your Employment Agreement with VAALCO Energy, Inc. (the "Company")

This letter is to inform you that, with effect from 1 November 2022, the employment agreement between you and the Company effective as of 21 June 2021 (as the same has been amended, the "**Employment Agreement**") is hereby amended as follows:

1. your Base Salary, as defined and set out in clause 3.1 of the Employment Agreement, will increase to US$400,000; and

2. your Incentive Target Percentage, as defined and set out in clause 3.2 of the Employment Agreement, will increase to 75% of your Base Salary.

All other terms and conditions set out in the Employment Agreement remain unchanged.

Please sign and return a copy of this letter to indicate your agreement to its terms.

Yours sincerely,

On behalf of VAALCO Energy, Inc.

Digitally signed by George Maxwell

____
George Maxwell
Chief Executive Officer

By signing below I acknowledge receipt of this letter, and indicate my agreement to its terms.

Signed____________________________ Date:________________________
Ronald Bain